Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

January 22, 2024

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated January 22, 2024 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses, Prospectuses and Statement of Additional Information dated April 28, 2023

Global Strategist Portfolio (the "Fund")

Effective immediately, Sergei Parmenov will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. Parmenov are removed from the Fund's Summary Prospectuses, Prospectuses and Statement of Additional Information. Cyril Moullé-Berteaux and Mark A. Bavoso remain portfolio managers of the Fund.

In addition, effective immediately: (i) the fourth paragraph of the sections of the Prospectuses titled "Fund Summary—Fund Management—Portfolio Managers" is deleted in its entirety; and (ii) the section of the Statement of Additional Information titled "Investment Advisory and Other Services—Participating Affiliate" is deleted in its entirety.

Please retain this supplement for future reference.